                                                                  EXHIBIT 10.vv

                           RESERVE ACCOUNT AGREEMENT


     THIS RESERVE ACCOUNT AGREEMENT (this "Agreement") is made as of October 23, 1996 from OVERSEAS PARTNERS (AFC), INC., Georgia corporation, having an office at 115 Perimeter Center Place, Suite 940, Atlanta, Georgia 30346 ("Borrower"), to NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company, having an office at 51 Madison Avenue, New York, New York 10010 ("Lender").

                                  WITNESSETH:

     WHEREAS, Lender made a loan (the "Loan") to Borrower evidenced by a Promissory Note in the original principal amount of $79,700,000.00, of even date herewith, executed and delivered by Borrower to Lender (the "Note"); and

     WHEREAS, the Note is secured by certain other documents including, without limitation, that certain Deed to Secure Debt, Assignment of leases and Rents and Security Agreement of even date herewith and recorded on or about the date hereof (the "Security Deed"; the Note, the Security Deed and all other documents executed and delivered in connection therewith, as the same may be amended from time to time, being hereinafter referred to collectively as the "Loan Documents"); and

     WHEREAS, the Security Deed encumbers the land described therein (the "Land") and the improvements located thereon (the "Improvements"; the Land and the Improvements being hereinafter collectively described as the "Property"); and

     WHEREAS, Borrower and Lender have agreed that upon written notice from Lender, Borrower will establish an escrow deposit account (a) to provide a source of funds for payment of tenant improvements and leasing costs associated with new leases of the Property and rollover of existing tenants at the Property, equal to $118,100.00 per month during the-term of the Loan (in the aggregate, together with interest thereon, the "Reserve Amount"), and (b) to provide additional security to Lender and to mitigate Lender's loss in the event of Borrower's default under the Loan Documents, the funds in such escrow deposit account to be held, disbursed and released as provided in this Agreement;

     NOW, THEREFORE, in consideration of Lender's making of the Loan and the covenants and agreements contained herein and in the other Loan Documents, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Borrower and Lender, Borrower and Lender hereby agree as follows:

     1. ESTABLISHMENT OF RESERVE ACCOUNT; DEPOSITS OF RESERVE AMOUNT. Upon written notice from Lender, Borrower shall promptly (i) establish with a bank, title insurance company or other financial institution (the "Reserve Agent") acceptable to Lender and its assignee an interest-bearing government-insured (to the extent insurable) deposit account (the "Reserve Account") solely for deposit of the Reserve Amount, including interest thereon, and (ii) commence making monthly deposits upon establishment of the Reserve Account, and thereafter during the term of the Loan on the tenth (1Oth) day of each succeeding calendar month, in the amount of One Hundred Eighteen Thousand One Hundred and no/100 Dollars ($118,100.00) (the "Monthly Deposit"). All interest or other amounts earned on the Reserve Amount shall be added to and become part of the Reserve Amount, shall be credited to Borrower, and shall be held, applied and disbursed in accordance herewith. Upon deposit of the Monthly Deposit, evidence thereof shall immediately be forwarded to Lender as directed by Lender, and thereafter, throughout the term of this Agreement, monthly bank statements shall be delivered to both Borrower and Lender as the named parties to the account.

     2. ADMINISTRATION OF RESERVE ACCOUNT. Lender and Borrower each shall be a signatory to the Reserve Account, and each shall have the right to withdraw funds from the Reserve Account without the signature of the other only as provided in the Blocked Account Letter (hereinafter defined). Upon establishment of the Reserve Account, Borrower shall sign a "blocked account" letter in the form attached hereto as Exhibit A (the "Blocked Account Letter") for delivery to the Reserve Agent directing the Reserve Agent to disburse funds from the Reserve Account as provided therein and in the Acknowledgment and Authorization which is a part of the Block Agreement Letter. Lender may at its election require that the Reserve Account be held by the Reserve Agent pursuant to a written escrow agreement satisfactory to Lender, Borrower and their respective legal counsel. Borrower shall be responsible for all costs and expenses of the Reserve Account, including, without limitation, all tax filings and payments required with respect to the Reserve Amount and any and all escrow fees and other costs associated with establishing such third-party escrow. Borrower, in connection therewith, hereby represents and warrants that its taxpayer identification number is 58-2262719.

     3. DISBURSEMENTS FROM RESERVE ACCOUNT. Upon ten (10) days' prior written request from Borrower, Lender shall consent to a disbursement of funds from the Reserve Amount to Borrower solely for payment of the costs and expenses of tenant improvements and leasing costs associated with new leases of the Property and rollover of then-existing tenants at the Property (collectively, the "Lease Expenses"), provided that:

          (i) no Event of Default (as such term is defined in the Security Deed) has occurred and is continuing, and no event has occurred which, with the giving of notice or lapse of time, or both, would constitute an Event of Default;

          (ii) together with such written request, Borrower delivers to Lender evidence that the work giving rise to Lease Expenses or the Lease Expenses for which payment is sought has been completed or paid for, together with satisfactory copies of invoices or other evidence of the cost thereof, copies of new leases, renewal leases or lease renewal letters, as the case may be, tenant estoppels and attornment agreements and such other evidence as Lender may reasonably require that the amounts requested to be paid (or reimbursed) are equal to the amounts which have in fact been paid or incurred, and that the same are indeed Lease Expenses;

           (iii) together with such written request, Borrower delivers to Lender evidence that all sums due and owing to contractors, subcontractors and materialmen who have done work giving rise to Lease Expenses have been paid, including, without limitation, lien waivers from such contractors, subcontractors and materialmen; and

           (iv) Lender's shall have confirmed to its satisfaction that the work giving rise to such Lease Expenses to be paid has been completed and is satisfactory.

Notwithstanding anything to the contrary contained herein, it is agreed that Lender will not consent to disbursements from the Reserve Account more often than once a month or for amounts of less than $100,000.00 per disbursement request. Nothing contained herein shall, or shall be deemed to, waive any of Borrower's obligations to pay the amounts due pursuant to the Loan Documents or constitute a defense for Borrower's failure to make such payments, and Lender shall have no obligation whatsoever to agree to any disbursement from the Reserve Account to cure any of Borrower's defaults pursuant to the Loan Documents.

     4. ANNUAL BUDGET AND RECONCILIATIONS. During the term of the Loan, regardless of whether Lender has sent notice requiring Borrower to establish the Reserve Account and commence monthly deposits of the Reserve Amount, Borrower shall submit to Lender no later than December 15 of each calendar year an annual budget for tenant improvements and leasing commissions and costs for the forthcoming year, and no later than March 30 of each year Borrower shall deliver a statement to Lender certifying as to the amounts actually paid for tenant improvements and leasing commissions for the preceding year, together with a written explanation and description reconciling any discrepancies between the proposed budget and actual expenditures.

     5. LENDER'S SECURITY. The Reserve Account and the Reserve Amount are being provided (a) to provide funds for payment of the Lease Expenses, as provided herein, and (b) to provide Lender with additional security for the Loan and to mitigate Lender's loss in the event of Borrower's default under the Loan Documents. In no event shall Lender be obligated, for any reason whatsoever, to consent to any withdrawal for or to apply all or any portion of the Reserve Amount to cure any default of Borrower under the Loan Documents, including, without limitation, the payment of any amounts due pursuant to the Loan Documents. No delay on the part of Lender in exercising the rights described herein shall constitute a waiver thereof. Borrower agrees to execute and deliver to Lender any further assurances requested by Lender to evidence Lender's interest in the

Reserve Account and the Reserve Amount. Upon any default by Borrower under this Agreement as provided in Paragraph 6 hereof, beyond any notice and applicable grace period, Lender shall have the right, in its sole absolute discretion, in addition to all the rights and remedies which Lender may have under the Loan Documents or at law or in equity, to draw down the full amount of the Reserve Account and apply the amount so drawn down toward the Lease Expenses, the payment of interest on the Loan and/or the repayment of the principal balance of the Loan in the inverse order of maturity, at Lender's option.

     6. DEFAULT. It shall be an "Event of Default" hereunder if (a) Borrower fails to make the deposits into the Reserve Account as provided herein within three (3) business days of the due date therefor, (b) upon the occurrence of an Event of Default by Borrower under the Loan Documents as provided and described therein, or (c) the breach by Borrower of any other term or condition of this Agreement, subject to Borrower's right to the notice and the opportunity to cure set forth in Section 3.01B of the Security Deed. Lender agrees that it will not give a "Default Notice", as defined in the Blocked Account Letter, until an Event of Default has occurred.

     7. BANKRUPTCY. In the event that Borrower files for relief under Title 11 of the United States Code, as amended (the "Bankruptcy Code"), or an order of relief is granted under the Bankruptcy Code, the following provisions shall be applicable. Borrower enters into the following provisions in consideration of the procedures provided in this Agreement and other good and valuable consideration, the receipt and sufficiency of which Borrower acknowledges and, in consideration, specifically agrees that:

           (a) in the event Borrower files a petition for relief under the Bankruptcy Code with any bankruptcy court, or is subjected to any petition under the Bankruptcy Code which results in any order of relief under the Bankruptcy Code, and the debtor in the proceeding wishes to use "cash collateral" as defined in the Bankruptcy Code, then this Agreement shall, without modification, be deemed to be a stipulation between Lender and Borrower for a "cash collateral order" pursuant to Section 363 of the Bankruptcy Code. Borrower and Lender hereby agree that they shall cooperate in and shall not in any way resist having this Agreement become and be fully incorporated in, without change or modification, a cash collateral order or stipulation immediately entered subject to court approval, by a bankruptcy court under Section 363 of the Bankruptcy Code and before any use of cash collateral as defined in Section 363 of the Bankruptcy Code and that cash collateral shall only be used as provided in this Agreement. Such order shall permit the use under Section 1121(b) of the Bankruptcy Code, and shall incorporate all of the other terms provided by this Agreement; provided, however, that nothing herein shall be deemed to restrict Lender's absolute right, at any time, to seek to limit or terminate the exclusive period under Section 112l(b) of the Bankruptcy Code or any of Lender's other rights or remedies under the Loan Documents, the Bankruptcy Code, this Agreement or otherwise. Borrower also agrees and acknowledges that the

Rents and other assigned payments are and shall be deemed to be in any such proceeding "cash collateral" as that term is defined in Section 363 of the Bankruptcy Code.

           (b) as adequate protection for the use of cash collateral, Borrower agrees that Lender shall be deemed in the proceeding, to the extent it is determined that Section 552(a) of the Bankruptcy Code applies to limit Lender's interest under the Loan Documents and this Agreement, to have a continuing security interest in the Rents and other assigned payments. As further adequate protection for Borrower's use of the Rents and the other assigned payments, Borrower agrees to maintain at all times an adequate and appropriate amount and coverage of insurance covering its assets, in amounts not less than that required under the Loan Documents, naming Lender as a loss payee as its interests may appear.

           (c) The Reserve Amount is cash collateral, and to the extent it is used and consumed after filing or entry of any cash collateral order, Borrower specifically agrees that it shall be collateral for a secured claim under
Section 506 of the Bankruptcy Code in the amount so used. To the extent that the collateral securing Lender's claim in the bankruptcy proceeding is thereafter deemed or proves to be insufficient to pay Lender's claim in full, Lender's secured claim shall be deemed to have been inadequately protected by the provisions of the cash collateral order, and it shall therefore have an administrative expense claim in the proceeding with superior priority over any and all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code which superior priority shall be equal to the priority provided under the provisions of section 364(c)(1) of the Bankruptcy Code over all other costs and administrative expenses incurred in the case of the kind specified in or ordered pursuant to Sections 105, 326, 330, 331, 503(b), 506(c), 507(b), or 726 of the Bankruptcy Code and shall at all times be senior to the rights of Borrower or any successor trustee in the resulting bankruptcy proceeding or any subsequent proceeding under the Bankruptcy Code.

           (d) If Borrower is a debtor in a proceeding under the Bankruptcy Code, and the bankruptcy court enters a cash collateral order, then, subject to the approval of the bankruptcy court, such cash collateral order shall provide that if Borrower does not file a plan within the exclusive period provided by the Bankruptcy Code, Lender shall, without the necessity of any additional notice to the debtor or to other creditors, or any hearing or any further order of the bankruptcy court, have immediate relief from stay under the Bankruptcy Code Section 362 to commence or continue and complete foreclosure on the Property, conduct and complete sale thereunder, and either purchase itself or sell to a third party under the provisions of the Loan Documents and according to applicable nonbankruptcy laws, and to take any other action permitted under the Loan Documents and applicable non-bankruptcy law. Nothing contained in this Agreement shall be deemed to in any way limit Lender's right, at any time, to seek to limit or terminate the exclusive period under Section 1121(b) of the Bankruptcy Code.

           (e) subject to bankruptcy court approval, Lender shall be deemed to have the relief from the automatic stay under section 362 of the Bankruptcy Code in order to effectuate the provisions of this Paragraph 15. As an alternative, if Lender requests such relief, Borrower shall not object to or oppose Lender from having immediate relief, subject to bankruptcy court approval, from automatic stay under Section 362 of the Bankruptcy Code, such relief being limited to modification of the stay (i) to implement the provisions of this Agreement permitting the use of cash collateral, (ii) to permit the filing of financing statements or other instruments and documents evidencing or continuing Lender's interests in the Rents, and other payments assigned to Lender, and the Leases after filing of financing statements or other instruments and documents evidencing or continuing Lender's interests in the Rents, the other payments assigned to Lender and the Leases or after the filing of the petition order for relief, whichever is later, (iii) to permit Lender's application of the Rents as provided herein, and (iv) to permit the relief provided for in clause (iii) hereof.

           (f) during the pendency of the case, any of the rights granted hereunder or by the Loan Documents shall be confirmed as security interests or liens, and shall be deemed present, "choate", fully-perfected and presently fully enforceable, without the necessity of the filing of any additional documents or commencement of proceedings otherwise required under non-bankruptcy laws for the perfection or enforcement of security interests, with such perfection and enforcement being binding upon Borrower and any subsequently appointed trustee, either in Chapter 11 or under any other chapter of the Bankruptcy Code and upon other creditors of Borrower who have or who may hereafter extend secured or unsecured credit to Borrower.

     8. NOTICES. All notices and communications required or permitted hereunder shall be given in accordance with the Security Deed.

     9. TRANSFER OF PROPERTY. Transfer of Borrower's interest in the Property prior to the full repayment of the Loan or its satisfaction at the time of transfer shall automatically transfer to the new owner the interest of Borrower in the Reserve Account and the obligations of Borrower thereunder.

     10. AMENDMENT. This Agreement may be amended only by a written instrument executed by the parties hereto.

     11. SUCCESSORS AND ASSIGNS; COUNTERPARTS; GOVERNING LAW. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may be signed in counterparts. The provisions of this Agreement shall be governed and construed in accordance with the laws of the State of Georgia.

     12. BORROWER'S OBLIGATIONS NOT MODIFIED. Nothing contained in this Agreement shall be deemed to be in substitution for Borrower's performance of any of the

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


terms and conditions of the Loan Documents or be deemed to reduce, diminish or be in lieu of any of the right, remedies or privileges of Lender pursuant to the Loan Documents and/or at law or in equity, all of which are hereby expressly reserved.

     13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all such counterparts together shall constitute but one and the same Agreement.


                        (Signatures Begin on Next Page)

    [SIGNATURE PAGE TO RESERVE ACCOUNT AGREEMENT WITH NEW YORK LIFE INSURANCE
                                    COMPANY]

IN WITNESS WHEREOF, this Agreement has been executed on behalf of Borrower and Lender as of the date first above written.

                                         BORROWER:

                                         OVERSEAS PARTNERS (AFC), INC.,
                                         a Georgia corporation


                                         By:/s/ Michael J. Molletta
                                            ---------------------------
                                         Title:   VP
                                               ------------------------

                                         Attest:/s/ Elise R. Kitchens
                                                -----------------------
                                         Title: Paralegal
                                               ------------------------

                                                  (Corporate Seal)

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                         LENDER:

                                         NEW YORK LIFE INSURANCE
                                         COMPANY, a New York mutual
                                         insurance company

                                         By: /s/ Patricia J. Hudson
                                            ------------------------------
                                         Title: Real Estate Vice President
                                               ---------------------------

                                   EXHIBIT A


                         FORM OF BLOCKED ACCOUNT LETTER

                            [Letterhead of Borrower]


Bank
Bank Address

       Re:     Account No.
                          ------------------

Ladies and Gentlemen:

     Reference is made to that certain Reserve Account Agreement dated as of
October    ,1996, as amended from time to time (the "Reserve Account
Agreement"), by and between the undersigned, as Borrower thereunder, and New York Life Insurance Company (the "Lender").

     Please be advised that effective the date hereof, we have transferred to the Lender exclusive dominion and control of our account No.
(the "Account") maintained with you, whether pursuant to the terms of a separate blocked account agreement between you and the undersigned, or otherwise.

     We irrevocably instruct you to make all payments or investments to be made by you out of or in connection with the Account solely in accordance with the instructions of the Lender given in accordance with the attached Acknowledgment and Authorization Letter. In this regard, we wish to note that the Lender in the accompanying Acknowledgment and Authorization has authorized you to continue to accept instructions from us with Lender's consent, until the Lender sends you a Default Notice, as that term is defined in said Acknowledgment and Authorization.

     Please be further advised that, subject to the immediately preceding paragraph, the Lender shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Account, including, without limitation, the right to specified when withdrawals, transfers and payments are to be made out of or in connection with, or investments are to be made in connection with, the Account, all to the complete and absolute exclusion of us.

     All funds deposited into or securities or other investments held in the Account will not be subject to deduction, set-off, banker's lien or any other right in favor of you or any other person other than the Lender, except that you may (i) set-off against the Account the face amount of any check deposited in and credited to such Account which is subsequently returned for any reason, and
(ii) debit or otherwise deduct from the Account the face amount of any check paid by you prior to your receipt from the Lender of the revocation of the Acknowledgment and Authorization that had not yet been so debited or deducted. Your compensation for providing the services contemplated herein shall be as mutually agreed between you and us from time to time, and we will continue to pay such compensation.

     Please acknowledge your agreement to the terms of this letter by signing in the space provided below on the two duplicate originals enclosed herewith and send one such copy to the Lender at New York Life Insurance Company, 51 Madison Avenue, New York, New York, 10010, Attention: Senior Vice President, Mortgage Finance Department, Loan No. 371-9901 and send the other signed copy to the undersigned, addressed to Overseas Partners Capital Corp., 115 Perimeter Center Place, Suite 940, Atlanta, Georgia 30346-1223.

     Thank you for your assistance in this matter.

                                 Very truly yours,

                                        BORROWER:

                                        OVERSEAS PARTNERS (AFC), INC.,
                                        a Georgia corporation

                                        By:
                                           ---------------------------
                                           Name:
                                                ----------------------
                                           Title:
                                                 ---------------------


Acknowledged and agreed
to as of this    day of
             ---
                     ,     .
--------------------- -----

[Bank]

By:
   ------------------------
   Title:
         ------------------

                        ACKNOWLEDGMENT AND AUTHORIZATION
                            TO BLOCKED ACCOUNT LETTER

     Reference is made to the foregoing blocked account letter dated           ,
      (the "Blocked Account Letter") from Overseas Partners (AFC), Inc. (the
"Borrower") to                  (the "Depository Institution"), and accepted by
the Depository Institution on             ,19  .

     New York Life Insurance Company (the "Lender") hereby acknowledges the transfer to the Lender by the Borrower of exclusive dominion and control of the Account. Pursuant to the third paragraph of the Blocked Account Letter, the Lender hereby authorizes the Depository Institution to continue to accept instructions from the Borrower, with Lender's written consent, for the withdrawals, transfer or payment of funds from, or investments with respect to, the Account unless and until the Lender notifies the Depository Institution in writing (each such notice being sometimes referred to as a "Default Notice") that (a) an Event of Default (as defined in the Reserve Account Agreement dated
October   , 1996 between Borrower and Lender), and (b) the Lender is terminating or suspending the Borrower's rights with respect to the Account. Upon receipt and effectiveness of the Default Notice (as described in the following sentence), the Depository Institution shall cease taking instructions from the Borrower with respect to the Account, and shall take instructions only from the Lender with respect thereto, until written notice from the Lender to the contrary. Any Default Notice shall be effective as of the opening of business on the next succeeding business day if received by Depository Institution before 2:00 p.m. (local time), and if not received by such time, as of the opening of business on the second business day following the date of receipt. The Lender agrees to reimburse the Depository Institution for all reasonable costs and expenses incurred by Depository Institution in connection with the performance of the terms of the Blocked Account Letter after the date on which the Lender gives the Depository Institution the written notice described in the preceding sentence, if such costs and expenses are not paid or reimbursed by the Borrower (although any such payment by the Lender shall not diminish or impair any rights of the Lender to recover such sums from the Borrower).

     Given this     day of             ,      .

                                Very truly yours,

                                NEW YORK LIFE INSURANCE COMPANY

                                By:
                                   ----------------------------
                                   Title:
                                         ----------------------


Acknowledged and agreed
to as of this     day of
             ----
                   ,       .
-------------------  ------
[Bank]

By:
   ------------------------
   Title:
         ------------------